TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.
SECRETARY
Linda T. Gibson*
TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
(OF INTERNATIONAL
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043
ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111
AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110
LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/IE/S/97                      Printed on Recycled Paper [Recycle symbol]

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.




LANDMARK
INTERNATIONAL
EQUITY FUND

 SEMI-ANNUAL
 REPORT
 June 30, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     The international stock markets produced mixed results during the first six months of 1997. Strong performance in Europe and Latin America helped the Landmark International Equity Fund produce positive returns, but declines in Asia prevented those returns from matching the gains achieved in the U.S. stock market. In addition, many of the markets in which the Fund invests performed better in local currency terms than they did when translated into U.S. dollars, the result of a stronger U.S. dollar relative to most other major currencies.

     The Landmark Funds' investment adviser, Citibank, N.A., managed the Landmark International Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in International Equity Portfolio, the Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This report reviews the Portfolio's investment activities and performance during the six-month period ended June 30, 1997, and provides a summary of Citibank's perspective on and outlook for the international stock markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip Coolidge
-------------------------------------
Philip W. Coolidge
President
July 18, 1997

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

================================================================================
TABLE OF CONTENTS
 1   A Letter to Our Shareholders
--------------------------------------------------------------------------------
     Market Environment
 2   Fund Snapshot
     Portfolio Manager
--------------------------------------------------------------------------------
     The Portfolio Manager Responds
 3   Quotes from the Portfolio Manager
     Strategy and Outlook
--------------------------------------------------------------------------------
     International Equity Portfolio
 4    by the Numbers
--------------------------------------------------------------------------------
     Fund Data
 5   Performance Highlights
--------------------------------------------------------------------------------

LANDMARK INTERNATIONAL EQUITY FUND
 6   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 7   Statement of Operations
--------------------------------------------------------------------------------
 8   Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 9   Financial Highlights
--------------------------------------------------------------------------------
10   Notes to Financial Statements
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
13   Portfolio of Investments
--------------------------------------------------------------------------------
     Statement of Assets and Liabilities
19   Statement of Operations
--------------------------------------------------------------------------------
     Statement of Changes in Net Assets
20   Financial Highlights
--------------------------------------------------------------------------------
21   Notes to Financial Statements
================================================================================



--------------------------------------------------------------------------------
MARKET ENVIRONMENT
--------------------------------------------------------------------------------
   In overseas markets, stocks produced mixed results. On the positive side, some of Europe's equity markets exceeded even the U.S. market's returns. Companies in Switzerland, Germany, Spain and Scandinavia performed exceptionally well as the region entered a period of economic recovery characterized by declining interest rates and expectations of higher corporate profits. The United Kingdom generally lagged continental Europe, but produced modestly positive returns in an environment characterized by a strengthening currency, a tighter monetary policy and the uncertainty of a new government.

   In Japan, signs of an economic recovery are finally emerging, and Japanese stocks rose during the second quarter of 1997 after a lackluster first quarter. The recovery appears to be led by exporters benefiting from strong economies and robust consumer spending in the U.S. and Europe. In contrast, however, domestic Japanese companies have not yet demonstrated similar signs of impending growth, suggesting that Japan's economic problems may not be completely resolved.

   In the emerging markets, most of the so-called Asian "Tiger" markets declined sharply as a real-estate induced economic crisis hit Thailand and affected neighboring markets. Only Hong Kong and Indonesia showed gains. On the other hand, the emerging markets of Latin America rose as many of these nations appear to be making progress toward participation in the global business arena.


--------------------------------------------------------------------------------
FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
March 1, 1991

NET ASSETS AS OF 6/30/97
$28.2 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper International Equity Funds Average
o Morgan Stanley Capital International Europe-
  Australia-Far East (MSCI EAFE) Index

INVESTMENT ADVISER,
INTERNATIONAL EQUITY PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER
--------------------------------------------------------------------------------

TREVOR FORBES
Vice President, Citibank, N.A.

Mr. Forbes is based in Citibank's London office, and is manager of the International Equity Portfolio. Mr. Forbes is the head of Citibank's International Equity Department in London and the senior portfolio manager of global, non-U.S. equity and European equity portfolios for institutional accounts. Before joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life. The selection of specific securities is made by committees of Citibank investment personnel specializing in investments in the countries selected by Mr. Forbes.


--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------
     Throughout the period, we maintained our broadly diversified approach to investing internationally. Using Morgan Stanley's EAFE Index as our benchmark, we first assessed economic and market conditions in the various stock markets to determine which held the most promise. That analysis led us to focus a disproportionate amount of the Portfolio's assets in continental Europe, where we believed that the early stages of economic recovery would benefit future corporate earnings. We also increased our exposure to Japanese exporting stocks in anticipation of their recovery, shifting assets from Hong Kong stocks that had already performed well. The result of this asset allocation strategy was returns modestly greater than the EAFE Index, but with substantially less volatility.

     We also adjusted the mix of industries and economic sectors within each market. At the end of the period, the Portfolio had less exposure relative to our benchmark in financial stocks, especially in Japan, and higher exposure to capital equipment stocks, especially in Japan and Germany.


--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------
"Europe showed impressive overall growth during the first half of the year, and some markets even exceeded the performance of the U.S. stock market."

"The Hong Kong market changed dramatically in anticipation of the transfer of power from Great Britain to China, so we're taking a cautious approach."

"We've made some substantial changes to the mix of stocks in the Portfolio over the past six months, and our list of top-ten holdings reflects those changes."


--------------------------------------------------------------------------------
STRATEGY AMD OUTLOOK
--------------------------------------------------------------------------------
     To a certain extent, we believe that the near term outlook for international stocks is tied to the fortunes of the U.S. economy and stock market. If the U.S. dollar remains strong, as we believe it will, overseas exporters should benefit. Europe appears to be particularly attractive: As interest rates decline during the economic recovery, corporate earnings should grow. In addition, many European companies are just starting the restructuring process that has already helped U.S. companies boost their earnings and stock prices.

     We intend to proceed cautiously in Japan, evaluating the situation there carefully before widening our focus from major exporters to domestic companies. We expect the rest of Asia, however, to remain relatively unattractive. In Latin America, we anticipate further growth in selected markets. If U.S. economic growth continues unabated, it is likely that Latin American economies closely tied to the United States economy, such as Mexico's, will benefit most. Finally, we are seeing opportunities arise in the emerging markets of Eastern Europe, and we will continue to watch for opportunities there.


--------------------------------------------------------------------------------
International Equity Portfolio
--------------------------------------------------------------------------------
BY THE NUMBERS
--------------------------------------------------------------------------------

    TOP TEN HOLDINGS OF THE PORTFOLIO
    (As of 6/30/97)

     NAME                       NATION%          OF NET ASSETS
    Roche Holding AG          Switzerland            1.7%
    Royal Dutch Petroleum Co., ADR Netherlands       1.6%
    Lloyds TSB Group PLC     United Kingdom          1.6%
    British Telecom PLC      United Kingdom          1.5%
    Volkswagen AG               Germany              1.4%
    Veba AG                     Germany              1.3%
    British Petroleum Co. PLC United Kingdom         1.3%
    Mitsubishi Heavy             Japan               1.1%
    Telebras BRC                 Brazil              1.1%
    Telefonica                   Spain               1.1%
--------------------------------------------------------------------------------

     INDUSTRIES AS A % OF THE PORTFOLIO
     INDUSTRIES                               %OF COMMON STOCKS
     ----------                               -----------------
    Banking                                         12.1%
    Pharmaceuticals & Health                         8.5%
    Telephone Utilities                              7.6%
    Energy Sources                                   6.5%
    Insurance                                        5.5%
    Multi-Industry                                   5.5%
    Retailing                                        5.2%
    Automobiles                                      4.9%
    Electrical & Gas Utilities                       4.8%
    Industrial Components                            4.6%
    Electrical & Electronics                         4.5%
    Machinery & Engineering                          4.2%
    Chemicals                                        3.1%
    Food & Household Products                        2.9%
    Financial Services                               2.5%
    Building Materials                               2.3%
    Business & Public                                2.0%
    Beverages & Tobacco                              1.6%
    Steel                                            1.6%
    Non-Ferrous Metals                               1.5%
    Real Estate                                      1.4%
    Leisure & Tourism                                1.1%
    Forest Products & Paper                          1.0%
    Building & Construction                          0.9%
    International Trade                              0.7%
    Textiles                                         0.7%
    Road & Rail Transport                            0.6%
    Household Appliances                             0.6%
    Aerospace & Defense                              0.4%
    Data Processing & Reproduction                   0.4%
    Airlines                                         0.3%
    Miscellaneous Materials                          0.3%
    Gold Mines                                       0.2%

CHANGES IN PORTFOLIO ASSET ALLOCATION
Portfolio of Investments
as of 6/30/97

    Europe                                            63%
    Japan                                             30%
    Pacific Basin                                      4%
    South America                                      2%
    Central America                                    1%

 . . . Compared to 12/31/96

    Europe                                            58%
    Japan                                             35%
    Pacific Basin                                      4%
    North America                                      3%

--------------------------------------------------------------------------------
FUND DATA All Periods Ending June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                             TOTAL RETURNS
                                                        ----------------------------------------------------
                                                                                                     SINCE
                                                           SIX           ONE          FIVE          3/1/91
                                                         MONTHS**        YEAR        YEAR*        INCEPTION*
                                                        ----------    ----------   ----------     ----------
Landmark International Equity Fund
 without Sales Charge ................................    10.12%       6.86%         7.65%          7.00%
Lipper International Equity Funds Average ............    12.53%      16.54%        12.33%         10.24%+
MSCI EAFE Index ......................................    11.36%      13.16%        13.17%          9.31%+
Landmark International Equity Fund
 with Maximum Sales Charge of 4.75% ..................     4.88%       1.78%         6.60%          6.18%

 *Average Annual Total Return
**Not Annualized
 +Since 2/28/91

Capital Gain Distribution      $.111

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
A $10,000 investment in the Fund made on inception date would have grown to $14,623 with sales charge (as of 6/30/97). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

LANDMARK INTERNATIONAL EQUITY

              Landmark         Landmark         Lipper
              International    International    International
              Equity Fund -    Equity Fund -    Equity          MSCI
              Without Sales    With Sales       Funds           EAFE Index
              Charge           Charge           Average         (unmanaged)

Feb-91        10,000            9,525          10,000            10,000
Mar-91         9,420            8,973           9,708             9,401
Apr-91         9,740            9,277           9,831             9,496
May-91         9,740            9,277           9,942             9,596
Jun-91         9,760            9,296           9,451             8,890
Jul-91         9,800            9,335           9,828             9,330
Aug-91         9,910            9,439           9,748             9,142
Sep-91        10,150            9,668          10,022             9,660
Oct-91        10,200            9,716          10,081             9,800
Nov-91         9,860            9,392           9,745             9,345
Dec-91        10,161            9,678          10,203             9,834
Jan-92        10,411            9,917          10,281             9,629
Feb-92        10,602           10,098          10,282             9,290
Mar-92        10,090            9,611           9,927             8,682
Apr-92        10,361            9,869          10,143             8,728
May-92        10,933           10,414          10,648             9,318
Jun-92        10,622           10,118          10,356             8,882
Jul-92        10,171            9,688           9,971             8,661
Aug-92        10,221            9,735          10,072             9,210
Sep-92         9,910            9,439           9,864             9,034
Oct-92         9,749            9,286           9,595             8,566
Nov-92         9,900            9,430           9,632             8,651
Dec-92        10,013            9,537           9,741             8,701
Jan-93        10,013            9,537           9,792             8,706
Feb-93         9,973            9,499          10,039             8,974
Mar-93        10,536           10,035          10,603             9,762
Apr-93        10,797           10,284          11,148            10,693
May-93        11,089           10,562          11,401            10,924
Jun-93        10,827           10,313          11,172            10,756
Jul-93        10,797           10,284          11,506            11,134
Aug-93        11,390           10,849          12,241            11,738
Sep-93        11,501           10,955          12,215            11,476
Oct-93        12,044           11,472          12,790            11,832
Nov-93        11,813           11,251          12,382            10,800
Dec-93        12,999           12,381          13,608            11,582
Jan-94        13,632           12,985          14,400            12,564
Feb-94        13,089           12,468          14,075            12,532
Mar-94        12,144           11,567          13,423            11,994
Apr-94        12,144           11,567          13,749            12,506
May-94        12,084           11,510          13,713            12,437
Jun-94        11,903           11,338          13,558            12,616
Jul-94        12,185           11,606          13,934            12,740
Aug-94        12,748           12,142          14,346            13,045
Sep-94        12,456           11,864          13,992            12,636
Oct-94        12,345           11,759          14,258            13,060
Nov-94        11,973           11,405          13,558            12,435
Dec-94        11,509           10,962          13,418            12,516
Jan-95        10,654           10,148          12,738            12,038
Feb-95        10,915           10,397          12,756            12,006
Mar-95        11,771           11,211          13,162            12,759
Apr-95        12,052           11,480          13,590            13,243
May-95        12,243           11,662          13,703            13,088
Jun-95        12,666           12,064          13,703            12,861
Jul-95        13,330           12,697          14,439            13,665
Aug-95        13,360           12,726          14,169            13,147
Sep-95        13,642           12,994          14,379            13,408
Oct-95        13,481           12,840          14,206            13,051
Nov-95        13,340           12,706          14,351            13,418
Dec-95        13,590           12,945          14,787            13,961
Jan-96        13,782           13,127          15,123            14,021
Feb-96        13,631           12,983          15,180            14,072
Mar-96        13,994           13,329          15,437            14,374
Apr-96        14,449           13,762          15,917            14,795
May-96        14,327           13,647          15,869            14,526
Jun-96        14,368           13,685          15,974            14,612
Jul-96        13,693           13,042          15,380            14,188
Aug-96        13,553           12,909          15,551            14,222
Sep-96        13,800           13,144          15,884            14,603
Oct-96        13,628           12,981          15,771            14,457
Nov-96        14,035           13,369          16,440            15,036
Dec-96        13,942           13,280          16,491            14,846
Jan-97        13,410           12,773          16,437            14,329
Feb-97        13,599           12,953          16,669            14,567
Mar-97        13,694           13,044          16,706            14,624
Apr-97        13,765           13,111          16,739            14,705
May-97        14,498           13,809          17,727            15,665
Jun-97        15,353           14,623          18,548            16,533

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.


--------------------------------------------------------------------------------
 LANDMARK INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investment in International Equity Portfolio, at value (Note 1A) ............................      $28,181,038
Receivable for shares of beneficial interest ................................................            1,593
Other assets ................................................................................           53,796
                                                                                                   -----------
 Total assets ...............................................................................       28,236,427
                                                                                                   -----------

LIABILITIES:
Payable to affiliates--Shareholder servicing agents' fees (Note 2B) .........................            5,697
Accrued expenses and other liabilities ......................................................           11,389
                                                                                                   -----------
 Total liabilities ..........................................................................           17,086
                                                                                                   -----------
NET ASSETS for 2,192,691 shares of beneficial interest outstanding ..........................      $28,219,341
                                                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital .............................................................................      $24,654,338
Unrealized appreciation .....................................................................        3,234,325
Accumulated net realized gain ...............................................................          242,802
Undistributed net investment income .........................................................           87,876
                                                                                                   -----------
 Total ......................................................................................      $28,219,341
                                                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST .......................           $12.87
                                                                                                        ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($12.87/0.9525) ..............           $13.51
                                                                                                        ======

See notes to financial statements

--------------------------------------------------------------------------------
 LANDMARK INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDING JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
Dividend Income from International Equity Portfolio .......................    $ 280,548
Interest Income from International Equity Portfolio .......................       22,819
Other Income: Foreign Tax Reclaim .........................................       42,333
Allocated Expenses from International Equity Portfolio ....................     (146,369)            $ 199,331
                                                                               ---------
EXPENSES:
Administrative fees (Note 2A) .............................................       43,976
Shareholder Servicing Agents' fees (Note 2B) ..............................       36,647
Distribution fees (Note 3) ................................................       14,659
Expense fees (Note 6) .....................................................       16,173
                                                                               ---------
 Total expenses                                                                                        111,455
                                                                                                    ----------
 Net investment income ....................................................                             87,876
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE
 CURRENCY TRANSACTIONS FROM INTERNATIONAL EQUITY PORTFOLIO:
Net realized gain .........................................................                            252,313
Net change in unrealized appreciation (depreciation) ......................                          2,097,351
                                                                                                    ----------
Net realized and unrealized gain (loss) from International Equity Portfolio                          2,349,664
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                         $2,437,540
                                                                                                    ==========

See notes to financial statements

--------------------------------------------------------------------------------
 LANDMARK INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS
                                                                           ENDED                YEAR ENDED
                                                                       JUNE 30, 1997           DECEMBER 31,
                                                                        (UNAUDITED)                1996
                                                                        -----------             -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .......................................         $     87,876             $     59,031
Net realized gain ...........................................              252,313                3,355,063
Net change in unrealized appreciation (depreciation) ........            2,097,351              (2,347,696)
                                                                      ------------             ------------
Net increase in net assets resulting from operations ........            2,437,540                1,066,398
                                                                      ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................                   --                 (50,630)
Net realized gain ...........................................            (242,312)              (4,844,487)
                                                                      ------------             ------------
 Total distributions to shareholders ........................            (242,312)              (4,895,117)
                                                                      ------------             ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ............................            3,930,617               18,623,948
Net asset value of shares issued to shareholders from
 reinvestment of dividends ..................................              197,507                4,137,524
Cost of shares repurchased ..................................         (10,692,655)             (18,503,357)
                                                                      ------------             ------------
Net increase (decrease) in net assets resulting
 from transactions in shares of beneficial interest .........          (6,564,531)                4,258,115
                                                                      ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS .......................          (4,369,303)                  429,396

NET ASSETS:
Beginning of period .........................................           32,588,644               32,159,248
                                                                      ------------             ------------
 End of period (including undistributed net
 investment income of $87,876 and $0) .......................         $ 28,219,341             $ 32,588,644
                                                                      ============             ============

See notes to financial statements

--------------------------------------------------------------------------------
 LANDMARK INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      SIX MONTHS
                                         ENDED                       YEAR ENDED DECEMBER 31,
                                     JUNE 30, 1997   ------------------------------------------------------
                                      (UNAUDITED)     1996        1995       1994#        1993#       1992#
                                        --------      ----        ----       ----         ----        ----
Net Asset Value, beginning of period     $ 11.79     $ 13.46     $ 11.44    $ 12.93     $ 9.96      $ 10.13
                                         -------     -------     -------    -------     ------      -------
Income From Operations:
Net investment income (loss) ...........   0.040       0.028**     0.013**    0.001**   (0.003)**     0.052
Net realized and unrealized
 gain (loss) ...........................   1.151       0.314**     2.055**   (1.483)**   2.973**     (0.199)
                                         -------     -------     -------    -------     ------      -------
  Total from investment operations .....   1.191       0.342       2.068     (1.482)     2.970       (0.147)
                                         -------     -------     -------    -------     ------      --------
Less Distributions From:
  Net investment income ................    --        (0.021)     (0.048)    (0.001)       --        (0.023)
 In excess of net investment income ....    --          --           --      (0.007)       --          --
 Net realized gain on investments ......  (0.111)     (1.991)        --         --         --          --
                                         -------     -------     -------    -------     ------      -------
 Total from distributions ..............  (0.111)     (2.012)     (0.048)    (0.008)       --        (0.023)
                                         -------     -------     -------    -------     ------      -------
Net Asset Value, end of period ......... $ 12.87     $ 11.79     $ 13.46    $ 11.44     $ 12.93     $  9.96
                                         =======     =======     =======    =======     =======     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted) ....................... $28,219     $32,589     $32,159    $28,848     $28,088     $ 6,711
Ratio of expenses to
 average net assets ....................   1.75%*(A)   1.75%(A)    1.75%(A)   1.75%(A)    1.75%       1.75%
Ratio of net investment income (loss)
 to average net assets .................   0.60%*      0.18%       0.10%      0.00%     (0.02)%       0.57%
Portfolio turnover (B) .................    --          --          --           5%         36%         42%
Total return ...........................  10.12%+      2.59%      18.08%   (11.46)%      29.82%     (1.45)%

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses had been limited to that required by certain state securities laws for the years ended December 31, 1993 and 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share . $0.040      $(0.002)**  $0.013**   $(0.018)**  $(0.116)**  $(0.016)
   Ratios:
Expenses to average net assets ......... 1.75%*(A)      1.94%(A)  1.75%(A)     1.90%(A)    2.50%      2.50%
Net investment income (loss) to
 average net assets .................... 0.60%*       (0.01)%     0.10%      (0.15)%     (0.77)%    (0.18)%

  *Annualized.
  +Not Annualized.
 **The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A)Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  #On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

--------------------------------------------------------------------------------
 LANDMARK INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark International Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 60.2% at June 30, 1997) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund has approval to issue Class A and Class B shares as described more fully in the Fund's prospectus. No Class B shares have yet to be offered, therefore the information presented in these financial statements relates solely to Class A shares.

The following significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions.
Accordingly, no provision for federal income or excise tax is required.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $27,437 from undistributed net investment income, $95,646 from accumulated loss on investments and $123,083 to paid-in-capital.

(2) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $43,976 for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $36,647 for the six months ended June 30, 1997.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distribution fees amounted to $14,659 for the six months ended June 30, 1997.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the six months ended June 30, 1997 aggregated $4,026,192 and $10,985,156, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                               SIX MONTHS
                                 ENDED           YEAR ENDED
                              JUNE 30, 1997      DECEMBER 31,
                               (UNAUDITED)          1996
                               -----------       ------------
Shares sold ............          340,443          1,410,053
Shares issued to shareholders
 from reinvestment of
 dividends .............           15,564            339,891
Shares repurchased .....         (926,777)        (1,376,401)
                                  -------          ---------
 Net increase (decrease)         (570,770)           373,543
                                  =======          =========
(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay to LFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.


--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                  VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - 96.9%
--------------------------------------------------------------------------------

AMERICAN DEPOSITORY RECEIPTS/ADR'S - 1.7%

Empressa ICA Sociedad*
 Building & Construction ..................    2,891                 $   46,437
Gazprom*
 Energy Resources .........................    2,000                     33,500
Lukoil Oil Co.
 Energy Resources .........................    4,000                    309,000
Mosenergo*
 Electrical & Gas Utilities                    2,700                    112,050
Surgutneftegaz
Energy Resources ..........................    1,500                     79,875
Telefonos de Mexico
Telephone Utilities .......................    1,970                     94,068
Trade House Gum
 Retailing ................................      400                     32,000
Vimpel Communications SPAD*
 Telephone Utilities ......................    2,500                     95,000
                                                                      ---------
                                                                        801,930
                                                                      ---------
GLOBAL DEPOSITORY RECEIPTS/GDR'S - 0.1%
Samsung Electronics Co. Ltd.
  Electrical & Electronics ................      231                     13,282
                                                                      ---------

AUSTRALIA - 1.8%
Australia & New Zealand Bank
  Banking .................................   14,100                    105,740
Broken Hill Proprietary
  Energy Sources ..........................   10,500                    154,962
Centaur Mining & Exploration Ltd.*
  Gold Mines ..............................   57,000                     73,402
C.S.R. Ltd.
  Multi-Industry ..........................   21,400                     83,160
Mayne Nickless Ltd.
  Multi-Industry ..........................   10,700                     62,573
News Corp. Ltd.
  Business & Public .......................   20,011                     96,256
North Limited
  Non-Ferrous Metals ......................   21,500                     82,245
Pacific Dunlop
  Multi-Industry ..........................   31,000                     92,051
Woodside Petroleum Ltd.
  Energy Sources ..........................   12,500                    107,944
                                                                      ---------
                                                                        858,333
                                                                      ---------
BRAZIL - 2.6%
Aracruz Celulose*
  Forest Products & Paper .................   29,001                     58,724
Banco Bradesco S.A. *
  Banking ................................ 5,668,591                     57,128
CIA Cervejaria Brahma
  Beverages & Tobacco .....................   66,181                     50,408
CIA Energetica de Minas
  Electrical & Gas Utilities ............. 1,039,347                     53,580
CIA Vale do Rio Doce Convertible*
  Steel ..................................     2,476                         23
CIA Vale do Rio Doce Preferred*
  Steel ..................................     2,476                     54,759
Electrobras*
  Electrical & Gas Utilities .............   133,000                     74,369
Light Servicos de Electrci
  Electrical & Gas Utilities .............   142,000                     70,663
Petroleo Brasileiro S.A.
  Energy Sources .........................   348,015                     96,657
Telecommunicacoes Brasileiras
  Telephone Utilities .................... 3,530,000                    535,434
Telecommunicacoes de
  Sao Preferred*
  Telephone Utilities ....................   262,915                     85,962
Uniminas*
  Steel .................................. 4,583,236                     51,044
White Martins S.A.*
  Energy Sources .........................    18,318                     53,596
                                                                     ----------
                                                                      1,242,347
                                                                     ----------
CANADA - 0.2%
Alliance Forest Products International*
  Forest Products & Paper ................     3,000                     73,205
MacMillan Bloee Ltd.
  Forest Products & Paper ................        27                        370
St. Lauren Paperboard Inc.*
  Forest Products & Paper ................     1,005                     15,645
                                                                      ---------
                                                                         89,220
                                                                      ---------
DENMARK - 1.3%
Bang & Olufsen Holding B
  Instruments & Components ...............       550                     33,994
Carli Gry International AS
  Textiles ...............................     2,740                    154,896
Falck AS
  Multi-lndustry .........................     2,450                    129,268
Jyske Bank AS
  Banking ................................       800                     68,984
Kobenhavns Lufthavne
  Airlines ...............................     1,225                    130,080
Novo-Nordisk AS
  Pharmaceuticals & Health ...............       945                    103,140
                                                                      ---------
                                                                        620,362
                                                                      ---------
FRANCE - 6.0%
Accor French Ord
  Leisure & Tourism .......................      999                    149,675
Alcatel Alsthom
  Electrical & Electronics ................    3,400                    426,049
AXA Company
  Insurance ...............................    3,274                    203,736
Axime (Ex Segin)
  Financial Services ......................    1,472                    174,178
BIC
  Household Appliances ....................      933                    152,653
Carrefour Supermarche
  Retailing ...............................      354                    257,236
Compagnie de Saint Gobain
  Multi-Industry ..........................    1,061                    154,811
Louis Vuitton-Moet Hennesy
  Beverages & Tobacco .....................      775                    208,479
Pechiney S.A. A
  Non-Ferrous Metals ......................    2,122                     83,638
Printemps
  Retailing ...............................      403                    193,764
Rhone Polenc
  Chemicals ...............................    4,422                    180,690
Sanofi S..A.
  Pharmaceuticals & Health                     1,648                    161,616
Societe National Elf-Aqita
  Energy Sources ..........................    1,414                    152,630
Total S.A.--SERIES B
  Energy Sources ..........................    3,230                    326,657
                                                                      ---------
                                                                      2,825,812
                                                                      ---------
GERMANY - 11.6%
Bayer AG
  Chemicals ...............................    9,050                    348,030
Bayerische Vereinsbank AG
  Banking .................................    8,880                    363,302
Buderus
  Machinery & Engineering                        432                    237,969
Daimler-Benz AG*
  Automobiles .............................    6,380                    518,015
Dresdner Bank AG
  Banking .................................    8,490                    293,759
Dyckerhoff
  Building Materials ......................      624                    225,575
Iwka
  Machinery & Engineering                      1,115                    324,376
Metro AG
  Retailing ...............................    1,370                    150,227
Preussag AG
  Multi-Industry ..........................    1,502                    439,978
Rhoen-Klinikum
  Pharmaceuticals & Health ................    2,420                    319,380
Schering AG
  Pharmaceuticals & Health ................    4,094                    437,766
SGL Carbon AG
  Non-Ferrous Metals ......................    1,344                    184,161
Suedezucker AG - Vorzug
  Food & Household Products ...............      562                    301,517
Tarkett International AG
  Food & Household Products ...............        1                         25
Veba AG
  Electrical & Gas Utilities ..............   11,200                    629,809
Volkswagen AG
  Automobiles .............................    1,154                    647,604
                                                                      ---------
                                              58,618                  5,421,493
                                                                      ---------
ITALY - 3.5%
Assicurazione Generali Itl
  Insurance ...............................    7,152                    129,841
Eni Spa
  Energy Sources ..........................   69,755                    394,314
Fiat Spa
  Automobiles .............................   28,843                    103,674
Instituto Banc San Paolo Torina
  Banking .................................   43,115                    311,140
Instituto Finanz Industriale
  Multi-Industry ..........................    6,139                     77,329
Italgas
  Electrical & Gas Utilities                  17,697                     56,302
Mediaset Spa
  Business & Public .......................   17,489                     73,872
Stet D Risp
  Telephone Utilities .....................   23,556                     81,567
Telecom Italia Mobile
  Telephone Utilities .....................  100,617                    323,601
Unicem Spa
  Building Materials ......................   12,000                     84,206
                                                                      ---------
                                                                      1,635,846
                                                                      ---------
JAPAN - 30.2%
Canon Inc.
  Electrical & Electronics ................   16,000                    436,001
Chugai Pharm Co.
  Pharmaceuticals & Health ................   35,000                    314,860
Dai-Ichi Kangyo Bank
  Banking .................................   20,000                    272,500
Dai Nippon Printing Co. Ltd.
  Multi-Industry ..........................   10,000                    226,210
Ebaba Corporation
  Machinery & Engineering .................   16,000                    240,359
Fanuc Co.
  Machinery & Engineering .................   12,000                    461,155
Fuji Bank
  Banking .................................   20,000                    300,449
Fujitsu Ltd.
  Instruments & Components ................   33,000                    458,273
Hitachi Ltd.
  Electrical & Electronics ................   25,000                    279,488
Honda Motor Co. Ltd.
  Automobiles .............................   14,000                    421,852
Industrial Bank of Japan
  Banking .................................      360                      5,596
Japan Tobacco Inc.
  Beverages & Tobacco .....................       56                    442,640
Kawasaki Steel
  Steel ...................................  110,000                    358,357
Marubeni Corp.
  International Trade .....................   73,000                    331,543
Mitsubishi Heavy
  Machinery & Engineering .................   70,000                    537,404
Mitsubishi Trust
  Financial Services ......................   21,000                    331,980
Mitsui Fudosan
  Real Estate .............................   35,000                    482,991
Mitsui Mining & Smelting
  Non-Ferrous .............................   32,000                    142,260
Nippon Oil Co.
  Energy Sources ..........................   45,000                    246,430
Nippon Paper Industries Co.
  Forest Products & Paper .................   50,000                    289,533
Nippon Telegraph & Telephone Co.
  Telephone Utilities .....................       53                    509,193
NKK Corporation
  Steel ...................................  100,000                    214,857
Nomura Securities Co. Ltd.
  Financial Services ......................   36,000                    496,791
NTT Data Comm Systems Corp.
  Telephone Utilities .....................       70                    270,842
Ohbayashi-Gumi Corp.
  Building & Construction .................   60,000                    401,939
Osaka Gas Co. Ltd.
  Electrical & Gas Utilities ..............  100,000                    287,349
Sankyo Co. Ltd.
  Pharmaceuticals & Health ................   14,000                    470,764
Seven Eleven Japan Ltd.
  Retailing ...............................    7,000                    529,457
Sharp Corp.
  Electrical & Electronics ................   16,000                    220,796
Shin-Etsu Chemical Co.
  Chemicals ...............................   16,800                    446,064
Sony Corp.
  Electrical & Electronics ................    5,000                    436,264
Sumitomo Bank
  Banking .................................   20,000                    328,399
Sumitomo Electric Industries
  Industrial Components ...................   26,000                    436,002
TDK Corp.
  Instruments & Components ................    5,000                    367,265
The Bank of Tokyo Mitsubishi
  Banking .................................   23,050                    463,033
Tokio Marine & Fire
  Insurance ...............................   36,000                    471,636
Tokyo Electron Ltd.
  Multi-Industry ..........................    8,800                    421,189
Toray Inds Inc.
  Textiles ................................   22,000                    156,985
Toyota Motor Co.
  Automobiles .............................   16,000                    472,335
Yamato Transport Co. Ltd.
  Road & Rail Transport ...................   11,000                    137,385
                                                                     ----------
                                                                     14,118,426
                                                                     ==========
MEXICO - 0.9%
AIFA S.A. A*
  Multi-Industry ..........................   12,948                     88,178
Apasco S.A.*
  Building Materials ......................    6,000                     42,900
Cemex S.A.*
  Building Materials ......................   22,441                     97,459
CIFRA C
  Retailing ...............................   17,220                     27,529
CIFRA S.A. DE CV A
  Retailing ...............................    2,106                      3,891
Desc S.A. Series C
  Multi-Industry ..........................       84                        605
Desc Sociedad De Fomento In
  Multi-Industry ..........................    8,394                     61,285
Grupo Carso S.A.
  Multi-Industry ..........................    7,200                     50,120
Hylsamex S.A.
  Steel ...................................    5,263                     27,096
Kimberly Clark Mex
  Pharmaceuticals & Health ................    5,610                     22,562
                                                                     ----------
                                                                        421,625
                                                                     ----------
NETHERLANDS - 6.4%
Akzo Dutch
  Chemicals ............. .................    2,020                    277,022
Baan Company NV*
   Data Processing & Reproduction .........    2,344                    158,935
BeSemiconductor Ind*
  Instruments & Components ................    6,970                    100,561
Elsevier
  Business & Public .......................   17,918                    299,622
ING Groep NV
  Insurance ...............................    8,473                    390,928
Philips Electronics NV
  Industrial Components ...................    5,235                    375,243
Royal Dutch Petroleum Co. ADRs
  Energy Sources ..........................   14,508                    755,170
Unilever
  Food & Household Products ...............      733                    154,410
Vedior NV*
  Retailing ...............................      622                    $16,457
Vendex International NV
  Retailing ...............................    4,450                    244,211
Verenigde Nederlandse
  Business & Public .......................   10,212                    225,949
                                                                     ----------
                                                                      2,998,508
                                                                     ----------
SPAIN - 5.2%
Acerinox SA
  Multi-Industry ..........................      523                     98,039
Asturiana de Zinc*
  Non-Ferrous Metals ......................    7,523                    159,357
Banco Central Hispano
  Banking .................................    5,071                    185,570
Banco De Santander
  Banking .................................   12,162                    374,875
Bankinter-Banco Interc Es
  Banking .................................    1,201                    212,004
Centros Comerciales Pryca
  Retailing ...............................    5,372                    116,347
Corp Financiera Reunida*
  Financial Services ......................   23,453                     98,723
Cortefiel SA
  Retailing ...............................    1,789                     78,100
Empresa Nac de Electricidad
  Electrical & Gas Utilities ..............    3,790                    318,300
Sol Melia S.A.
  Leisure & Tourism .......................    2,667                    109,550
Telefonica
  Telephone Utilities .....................   18,399                    532,145
Vallehermoso S.A.
  Real Estate .............................    4,680                    126,301
                                                                     ----------
                                                                      2,409,311
                                                                     ----------
SWEDEN - 0.7%
Electrolux
  Household Appliances ....................    1,586                    114,479
Ericsson AB
  Electrical & Electronics ................      293                     11,541
Kinnevik AB
  Machinery & Engineering .................      283                      7,890
Pharmacia & UpJohn
  Pharmaceuticals & Health ................    2,237                     75,525
Skandia Forsakrings AB
  Insurance ...............................    2,729                    100,609
                                                                     ----------
                                                                        310,044
                                                                     ----------
SWITZERLAND - 6.9%
Credit Suisse Group-Reg
  Banking .................................    3,100                    398,309
Holderbank Finan Glaris-B
  Building Materials ......................      440                    415,789
Nestle
  Food & Household Products ...............      401                    529,244
Roche Holding AG-Genussch
  Pharmaceuticals & Health ................       87                    787,251
Schweizerische Bankverein-R
  Banking .................................    1,566                    419,052
Sulzer AG
  Instruments & Components ................      299                    256,116
Zurich Versicherungs-Reg
  Insurance ...............................    1,091                    434,366
                                                                     ----------
                                                                      3,240,127
                                                                     ----------
UNITED KINGDOM - 17.8%
Abbey National
  Banking .................................   17,211                    234,989
Avis Europe PLC
  Road & Rail Transport ...................   58,101                    132,051
BAT Industries
  Multi-Industries ........................   25,916                    231,938
BG PLC
  Electrical & Gas Utilities ..............   50,049                    184,168
British Aerospace PLC
  Aerospace & Defense .....................    8,693                    193,450
British Petroleum Co. PLC
  Energy Sources ..........................   48,218                    599,330
British Telecommunications PLC
  Telephone Utilities .....................   95,792                    711,363
Cable & Wireless
  Telephone Utilities .....................   24,330                    223,823
Caradon PLC
  Miscellaneous Materials .................   36,000                    120,783
Centra
  Electrical & Gas Utilities ..............   77,049                     93,973
Commercial Union Assurance
  Insurance ...............................   16,800                    176,649
Courtaulds PLC
  Chemicals ...............................   28,498                    160,383
General Electric PLC
  Electrical & Electronics ................   34,241                    204,676
Glaxo Wellcome PLC
  Pharmaceuticals & Health ................   24,267                    501,031
Hillsdown Holdings PLC
  Food & Household Products ...............   51,000                    143,511
HSBC Holdings PLC
  Banking .................................   10,165                    312,863
Kingfisher PLC
  Retailing ...............................   20,201                    229,396
Ladbroke Group
  Leisure & Tourism .......................   56,792                    222,219
Lloyds TSB Group PLC
  Banking .................................   73,184                    750,627
Logica PLC
  Business & Public .......................   19,514                    225,005
London International Group
  Pharmaceuticals & Health ................   88,086                    253,735
Marks & Spencer PLC
  Retailing ...............................   33,525                    277,987
National Power PLC
  Electrical & Gas Utilities ..............   24,500                    212,944
Prudential Corp.
  Insurance ...............................   34,058                    329,758
RMC Group PLC
  Building Materials ......................   11,000                    178,669
Royal & Sun Alliance Ins.
  Insurance ...............................   30,647                    226,058
Sainsbury (J) PLC
  Retailing ...............................   33,982                    206,241
Severn Trent ORD
  Electrical & Gas Utilities ..............   11,194                    144,914
Smiths Industries PLC
  Machinery & Engineering .................    5,978                     76,594
Tomkins PLC
  Multi-Industry ..........................   51,041                    220,964
Unilever Limited
  Food & Household Products ...............    6,000                    171,983
Zeneca Group PLC
  Pharmaceuticals & Health ................   10,726                    354,686
                                                                     ----------
                                                                      8,306,761
                                                                     ----------
TOTAL COMMON STOCKS
  (Identified Cost $40,216,180)                                      45,313,427
                                                                     ==========
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.7%
--------------------------------------------------------------------------------

Salomon Repurchase Agreement
 5.90% due 7/01/97 proceeds at
 maturity $1,297,521 (collateralized
 by $366,322 U.S. Treasury Note
 8.75% due 8/15/20, $655,925
 U.S. Treasury Note 9.125% due 5/15/18,
 $216,565 U.S. Treasury Note 9.00%
 due 11/15/18 and $82,996 U.S.
 Treasury Bond 7.50% due 11/15/16)                                    1,297,323
                                                                    -----------
TOTAL INVESTMENTS
  (Identified Cost $41,513,503)                99.6%                 46,610,750
OTHER ASSETS,
 LESS LIABILITIES .........................     0.4                     173,230
                                              -----                 -----------
NET ASSETS ................................   100.0%                $46,783,980
                                              =====                 ===========

Forward currency contracts which were open at June 30, 1997 are as follows:

                                                    DELIVERY
                           MARKET     AGGREGATE       DATE OF       UNREALIZED
  CURRENCY     COUNTRY     VALUE      FACE VALUE    CONTRACTS      APPRECIATION
  --------     -------     -----      ----------    ---------      ------------
Deutsche Mark
 (Sell) ...    Germany    $ 843,966   $ 850,000       Dec-97         $ 6,034
Franc (Sell)   France       449,198     450,000       Dec-97             802
Franc (Sell)   Switzerland  157,730     160,000       Dec-97           2,270
Guilder (Sell) Netherlands  382,190     385,000       Dec-97           2,810
Yen (Sell)     Japan      1,762,170   1,775,000       Dec-97          12,830
                                                                     -------
                                                                     $24,746
                                                                     =======
 *Non income producing

 See notes to financial statements

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
ASSETS:
Investments at value (Note 1A) (Identified Cost, $41,513,503) ...   $46,610,750
Cash ............................................................           402
Receivable for forward contracts ................................        24,746
Receivable for investments sold .................................       952,968
Dividends and interest receivable ...............................       177,966
                                                                    -----------
 Total assets ...................................................    47,766,832
                                                                    -----------
LIABILITIES:
Payable for securities purchased ................................       945,355
Payable to affiliates--Investment advisory fees (Note 2) ........        35,035
Other liabilities ...............................................         2,462
                                                                    -----------
 Total liabilities ..............................................       982,852
                                                                    -----------
NET ASSETS ......................................................   $46,783,980
                                                                    ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ........................   $46,783,980
                                                                    ===========

See notes to financial statements

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Dividends (net of foreign withholding tax of $113,630)  $ 445,172
Interest ..............................................    34,569
                                                        ---------
 Total investment income ..............................              $  479,741

EXPENSES:
Investment advisory fees (Note 2) .....................   228,303
Administrative fees (Note 3) ..........................    11,415
Expense fees (Note 6) .................................     4,813
                                                        ---------
 Total expenses .......................................   244,531

 Less aggregate amount waived by Investment Adviser
  and Administrator (Note 2 and 3)                        (13,915)      230,616
                                                        ---------    -----------
 Net investment income ................................                 249,125

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions .   503,054
Net realized loss on foreign exchange
 currencies transactions ..............................  (109,223)
                                                        ---------
 Net realized gain (loss) .............................                 393,831
                                                                     ----------
Unrealized appreciation (depreciation) of investments--
 Beginning of period .................................. 1,419,174
 End of period ........................................ 5,097,247     3,678,073
                                                        ---------
Translation of other assets and liabilities denominated
   in foreign currencies--net .........................                (115,525)
                                                                     ----------
 Net change in unrealized appreciation (depreciation) .               3,562,548
                                                                     ----------
 Net realized and unrealized gain on investments ......               3,956,379
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..              $4,205,504
                                                                     ==========

See notes to financial statements

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          JUNE 30, 1997        DECEMBER 31,
                                                                           (UNAUDITED)             1996
                                                                            ----------          -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...........................................         $   249,125          $   306,984
Net realized gain on investments and foreign exchange transactions            393,831            3,632,070
Net change in unrealized appreciation (depreciation) of investments and
 foreign currency exchange ......................................           3,562,548           (2,379,237)
                                                                          -----------          -----------
 Net increase in net assets resulting from operations ...........           4,205,504            1,559,817
                                                                          -----------          -----------
CAPITAL TRANSACTIONS:
Proceeds from contributions .....................................           6,484,332           28,377,160
Value of withdrawals ............................................         (12,962,097)         (20,994,299)
                                                                           ----------          -----------
 Net increase (decrease) in net assets from capital transactions           (6,477,765)           7,382,861
                                                                           ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS: ..........................          (2,272,261)           8,942,678
NET ASSETS:
Beginning of period .............................................          49,056,241           40,113,563
                                                                           ----------          -----------
End of period ...................................................         $46,783,980          $49,056,241
                                                                          ===========          ===========

See notes to financial statements

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SIX MONTHS                                   MAY 1, 1994
                                                  ENDED        YEAR ENDED DECEMBER 31,     (COMMENCEMENT
                                              JUNE 30, 1997    ----------------------     OF OPERATIONS) OF
                                               (UNAUDITED)        1996          1995      DECEMBER 31, 1994
                                                ----------      --------      --------     ---------------
RATIOS / SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ....  $46,784          $49,056      $40,114          $32,153
Ratio of expenses to average net assets ......    1.00%*           1.11%        1.20%            1.22%*
Ratio of net investment income
 to average net assets .......................    1.08*            0.65%        0.59%            0.60%*
Portfolio turnover ...........................      58%             109%          51%              25%
Average commission rate per share (A) ........  $0.0013          $0.0321          N/A              N/A

Note: If the Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Expenses to average net assets ...............   1.06%*            1.13%          N/A              N/A
Net investment income to average net assets ..   1.02%*            0.63%          N/A              N/A

   *Annualized
 (A)The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following significant accounting policies consistently followed by the Portfolio are as follows

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME AND OTHER TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $228,303, of which $2,500 was voluntarily waived, for the six months ended June 30, 1997. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $11,415 all of which was voluntarily waived, for the six months ended June 30, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term investments, aggre-gated $25,742,675 and $30,562,895, respectively.

(5) FEDERAL INCOME TAX BASIS
     OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at June 30, 1997 as computed on a federal income tax basis, are as follows:

Aggregate cost .....................    $41,513,503
                                        ===========
Gross unrealized appreciation ......    $ 6,090,246
Gross unrealized depreciation ......       (992,999)
                                        -----------
Net unrealized appreciation ........    $ 5,097,247
                                        ===========
(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, which as of July 1, 1996 is 1.00% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 1997, the commitment fee allocated to the Portfolio was $102. Since the line of credit was established, there have been no borrowings.


--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS
--------------------------------------------------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City


[Logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.
SECRETARY
Linda T. Gibson*
TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
(OF EMERGING ASIAN MARKETS
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043
ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111
AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110
LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


INTL/EAE/S/97           Printed on Recycled Paper [Recycle symbol]


[LOGO] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

  LANDMARK
  EMERGING
  ASIAN MARKETS
  EQUITY FUND


  SEMI-ANNUAL
  REPORT
  June 30, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

      The first half of 1997 was a difficult time for the emerging markets of Asia. Double-digit declines in some of the region's stock markets were caused by concerns regarding local economic conditions, real estate values and banking policies. Despite these problems, we are pleased that the Landmark Emerging Asian Markets Equity Fund protected shareholders from the brunt of the markets' declines. We expect the Fund's defensive posture to help shareholders weather this storm, and we are confident that the region's attractive fundamentals -- which remain in place -- will lead to a resumption of positive long-term market trends within this rapidly growing part of the world.

     The Landmark Funds' investment adviser, Citibank, N.A., managed the Emerging Asian Markets Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in the Emerging Asian Markets Equity Portfolio, the Fund invests primarily in equity securities of companies in Asian countries with emerging markets and developing economies, including the Philippines, Malaysia, Indonesia and Thailand. The Portfolio may also invest in the People's Republic of China, India, Pakistan and Sri Lanka.

     This report reviews the Portfolio's investment activities and performance for the six-month period ended June 30, 1997, and provides a summary of Citibank's perspective on and outlook for emerging Asian financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip Coolidge

    Philip W. Coolidge
    President
    July 18, 1997

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

TABLE OF CONTENTS

 1   A Letter to Our Shareholders
-------------------------------------------------------------------------------
     Market Environment
 2   Fund Snapshot
     Portfolio Manager
-------------------------------------------------------------------------------
     Quotes from the Portfolio Manager
 3   The Portfolio Manager Responds
     Strategy and Outlook
-------------------------------------------------------------------------------
 4    Emerging Asian Markets Equity
        Portfolio by the Numbers
-------------------------------------------------------------------------------
 5   Fund Data
     Performance Highlights

LANDMARK EMERGING ASIAN MARKETS EQUITY FUND
-------------------------------------------------------------------------------
 6   Statement of Assets and Liabilities
     Statement of Operations
-------------------------------------------------------------------------------
 7   Statement of Changes in Net Assets
-------------------------------------------------------------------------------
 8   Financial Highlights
-------------------------------------------------------------------------------
 9   Notes to Financial Statements

EMERGING ASIAN MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------------------
12   Portfolio of Investments
-------------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
-------------------------------------------------------------------------------
16   Statement of Changes in Net Assets
     Financial Highlights
-------------------------------------------------------------------------------
17   Notes to Financial Statements

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT
--------------------------------------------------------------------------------

      Many emerging Asian stock markets experienced a severe downturn during the first six months of 1997. The Thai market was hardest hit, losing about 40% of its value in response to a collapse in its real estate market and banking system. With office vacancy rates approaching 30% and amid concerns that economic growth may slow, Thailand's real estate investors appear to have panicked, throwing the entire economy into turmoil. Plunging real estate values hurt the banking system that financed commercial and residential development. These problems were exacerbated by a restrictive monetary policy designed to support the value of the Thai baht relative to other currencies.

     Stock markets in Malaysia and the Philippines declined about 13% and 11%, respectively, largely in sympathy with Thailand's predicament. In Malaysia, imposition of stricter loan restrictions raised concerns of a slow-down of corporate earnings growth, contributing to the decline. In the Philippines, the stock markets declined sharply despite reporting the highest earnings growth within the emerging Asian markets.

     Indonesia represented the one bright spot in Southeast Asia. Robust economic growth and uneventful national elections boosted investor confidence, supporting a market advance of approximately 11%.

--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
August 23, 1995

NET ASSETS AS OF 6/30/97
$9.1 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Pacific (Ex-Japan) Funds Average
o MSCI EMF Far East Index (excluding Korea)

INVESTMENT ADVISER,
EMERGING ASIAN MARKETS EQUITY PORTFOLIO
Citibank, N.A.


--------------------------------------------------------------------------------
 PORTFOLIO MANAGER
--------------------------------------------------------------------------------

SHERN LIANG TAN
Vice President

   Mr. Tan is a Portfolio Manager for the Citibank Private Bank's Singapore investment unit. His responsibilities include managing both Asian equity mutual funds and portfolios for high net worth investors. His comprehensive expertise includes the emerging as well as developed markets of Asia.

   Mr. Tan has six years' experience managing investments in Asian equities. He specializes in industrialized and emerging opportunities in Hong Kong, Thailand, the Philippines, and New Zealand. He also covers the equity markets in Australia, Singapore and Indonesia.

   Mr. Tan graduated with Distinction from the University of Michigan, Ann Arbor, and is a Certified Financial Analyst.


--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

"Our large cash position and avoidance of the Thai market helped the Portfolio outperform its benchmark significantly."

"Our defensive strategy includes avoiding economically sensitive companies in favor of companies expected to benefit directly from the growth of industry and an emerging middle class."

"The recent setbacks brought emerging Asian market valuations back to their pre-1993 levels, creating attractive opportunities for when the time is right."

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

     The Portfolio's defensive positioning helped us protect shareholders from the bulk of the markets' declines. We reduced our exposure to Thai companies early in the year when real-estate-related problems began to develop. As of the end of the period, only 4% of the Portfolio was invested in Thai companies. We also reduced our exposure to Malaysia. These adjustments enabled us to raise the cash component of the Portfolio to around 15%, a position that was key in our attempt to safeguard our investors' assets.

     In addition, we increased our exposure to companies in the Philippines and Indonesia because of their attractive fundamentals and persistent growth. In our view, the forces affecting Thailand are mostly limited to that nation's economy and banking system and are not likely to cause similar problems in neighboring markets. Nonetheless, because investor psychology often has more to do with short-term stock price movements than economic fundamentals, we have adopted a defensive stance even in these attractive markets. For example, we have avoided economically sensitive investments such as property-related and banking stocks, preferring instead to own companies that we expect to benefit most from long-term trends such as the region's development as a significant global business competitor. Accordingly, the Portfolio contains Philippine and Indonesian stocks of growing companies primarily in the consumer, utility and infrastructure-related industries.

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

     We are very cautious regarding the prospects for Thailand's stock market over the next six months. Despite the magnitude of the market's decline, we believe that risks will continue to outweigh opportunities until Thailand can resolve its problems. Once those issues are addressed, we expect Thai stocks to represent attractive values. Until then, we intend to stay on the sidelines in Thailand.

     We are more optimistic about the rest of the region. Malaysia and the Philippines should begin to rebound during the second half of the year, and we expect Indonesia to add to its year-to-date gains. In our opinion, the Philippine market was oversold during the first half of the year and should rebound during the second half. Indonesia should respond favorably to strong corporate earnings and the development of a local mutual fund industry which is expected to provide greater liquidity for the markets.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS
--------------------------------------------------------------------------------

    TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
    (AS OF 6/30/97)

    NAME                                    NATION       % OF NET ASSETS
    Pt Telecomunikasion                    Indonesia          5.3%
    Malayan Banking Berhad                  Malaysia          4.5%
    Tenaga Nasional Berhad                  Malaysia          3.8%
    Pt Astra International                 Indonesia          3.1%
    Star Publications Malaysia              Malaysia          3.0%
    Pt Gudang Garam                        Indonesia          2.9%
    Systems Telekom Malaysia                Malaysia          2.3%
    Philippine Long Distance Telephone    Philippines         2.2%
    ACP Industries Berhad                   Malaysia          2.0%
    Sime Darby Berhad                       Malaysia          1.9%

--------------------------------------------------------------------------------
    INDUSTRIES AS A % OF THE PORTFOLIO

    INDUSTRIES                                         % OF COMMON STOCKS
    ----------                                         ------------------
    Banking                                                   18.4%
    Telecommunications                                        11.1%
    Automobile                                                10.0%
    Property/Hotel                                            10.0%
    Consumer                                                  8.5%
    Utilities                                                 8.5%
    Others                                                    7.4%
    Media                                                     7.2%
    Construction/Engineering                                  6.7%
    Building Materials                                        3.9%
    Transport                                                 2.4%
    Multi-Industry                                            1.9%
    Energy                                                    1.4%
    Finance/Securities                                        1.0%
    Timber                                                    0.9%
    Leisure & Tourism                                         0.6%
    Plantations                                               0.1%

               CHANGES IN PORTFOLIO
               ASSET ALLOCATION
               Portfolio of Investments
               as of 6/30/97

               Philippines                 15%
               Malaysia                    54%
               Thailand                     5%
               Indonesia                   26%

               ...compared to 12/31/96

               Philippines                 14%
               Malaysia                    54%
               Thailand                    14%
               Indonesia                   18%

--------------------------------------------------------------------------------
 FUND DATA All Periods Ending June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                            TOTAL RETURNS
                                                                ------------------------------------
                                                                                                  SINCE
                                                                SIX              ONE             8/23/95
                                                              MONTHS**           YEAR          INCEPTION*
                                                              --------         -------          --------
Landmark Emerging Asian Markets Equity Fund
 without Sales Charge ..................................         (7.40)%        (14.64)%         (3.20)%
Lipper Pacific (Ex-Japan) Funds Average ................          6.02%           8.72%           9.24%+
MSCI EMF Far East Index (excluding Korea) ..............        (12.65)%        (16.47)%         (4.89)%+
Landmark Emerging Asian Markets Equity Fund
 with Maximum Sales Charge of 4.75% ....................        (11.80)%        (18.69)%         (5.71)%

 * Average Annual Total Return.
** Not Annualized
 + From 8/31/95

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

               Landmark         Landmark                        MSCI EMF Far
            Emerging Asian   Emerging Asian                      East Index
            Markets Equity   Markets Equity    Lipper Pacific    (excluding
            Fund - Without     Fund - With       (Ex-Japan)         Korea)
             Sales Charge     Sales Charge     Funds Average     (unmanaged)
             ------------     ------------     -------------     -----------
Aug-95      $ 9,870.00        $ 9,401.18       $10,000.00      $10,000.00
Sep-95      $ 9,600.00        $ 9,144.00       $10,049.85      $ 9,808.07
Oct-95      $ 9,380.00        $ 8,934.45       $ 9,868.18      $ 9,436.38
Nov-95      $ 9,200.00        $ 8,763.00       $ 9,646.83      $ 9,175.35
Dec-95      $10,026.34        $ 9,550.09       $10,010.73      $ 9,791.41
Jan-96      $10,948.77        $10,428.70       $10,836.06      $10,496.33
Feb-96      $10,838.48        $10,323.65       $10,885.76      $10,516.10
Mar-96      $11,109.19        $10,581.50       $10,801.91      $10,730.51
Apr-96      $11,590.45        $11,039.91       $11,084.26      $11,255.04
May-96      $11,409.98        $10,868.00       $11,060.45      $11,086.52
Jun-96      $11,028.98        $10,505.10       $10,862.99      $10,920.12
Jul-96      $10,016.32        $ 9,540.54       $10,183.19      $ 9,916.66
Aug-96      $10,337.16        $ 9,846.14       $10,454.03      $10,300.90
Sep-96      $10,547.71        $10,046.70       $10,596.11      $10,491.57
Oct-96      $ 9,926.08        $ 9,454.59       $10,457.16      $ 9,998.15
Nov-96      $10,407.34        $ 9,912.99       $11,015.52      $10,526.12
Dec-96      $10,166.71        $ 9,683.79       $11,116.88      $10,325.69
Jan-97      $10,607.87        $10,104.00       $11,258.68      $10,672.71
Feb-97      $10,758.27        $10,247.25       $11,359.49      $10,760.27
Mar-97      $10,206.82        $ 9,721.99       $10,812.18      $10,211.97
Apr-97      $ 9,204.18        $ 8,766.98       $10,687.17      $ 9,183.94
May-97      $ 9,484.92        $ 9,034.39       $11,398.82      $ 9,327.21
Jun-97      $ 9,414.74        $ 8,967.54       $11,758.30      $ 9,122.01

A $10,000 investment in the Fund made on inception date would have decreased to $8,968 with sales charge (as of 6/30/97). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in Emerging Asian Markets Equity Portfolio, at value (Note 1A) ...................     $ 9,070,781
Receivable for shares of beneficial interest sold ...........................................             570
Other assets ................................................................................             222
                                                                      -                           -----------
 Total assets ...............................................................................       9,071,573
                                                                      -                           -----------
LIABILITIES:
Payable to affiliates-Shareholder servicing agents' fee (Note 2B) ...........................           1,867
Accrued expenses and other liabilities ......................................................           4,585
                                                                      -                           -----------
 Total liabilities ..........................................................................           6,452
                                                                      -                           -----------
NET ASSETS for 965,006 shares of beneficial interest outstanding ............................     $ 9,065,121
               =======                                                                            ===========
NET ASSETS CONSIST OF:
Paid-in capital .............................................................................     $ 9,905,721
Unrealized appreciation of investments and foreign currency translations ....................         470,213
Undistributed net investment loss ...........................................................        (40,085)
Accumulated net realized loss on investments ................................................     (1,270,728)
                                                                      -                           -----------
 Total ......................................................................................     $ 9,065,121
                                                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST .......................           $9.39
                                                                                                        =====
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($9.39/.9525) ................           $9.86
                                                                                                        =====

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For The Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B):
Dividend Income from Emerging Asian Markets Equity Portfolio ..............     $ 36,585
Interest Income from Emerging Asian Markets Equity Portfolio ..............       20,436
Allocated Expenses from Emerging Asian Markets Equity Portfolio ...........      (48,601)           $   8,420
                                                                                --------

EXPENSES:
Administrative fees (Note 2A) .............................................       14,593
Shareholder Servicing Agents' fees (Note 2B) ..............................       12,161
Distribution fees (Note 3) ................................................        4,864
Expense fees (Note 6) .....................................................        9,730
                                                                                --------
 Net expenses .............................................................                            41,348
                                                                                                    ---------
 Net investment loss ......................................................                           (32,928)
                                                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE
 CURRENCY TRANSACTIONS FROM EMERGING ASIAN MARKETS EQUITY PORTFOLIO:
Net realized loss .........................................................                          (282,156)
Net change in unrealized appreciation (depreciation) ......................                          (383,702)
                                                                                                    ---------
Net realized and unrealized gain (loss) ...................................                          (665,858)
                                                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                         $(698,786)
                                                                                                    =========

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     SIX MONTHS                   YEAR
                                                                       ENDED                      ENDED
                                                                   JUNE 30, 1997              DECEMBER 31,
                                                                    (UNAUDITED)                   1996
                                                                    ------------               -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment gain (loss) .......................                $  (32,928)                $    17,584
Net realized loss ......................                            (282,156)                 (1,018,770)
Net change in unrealized appreciation (depreciation)                (383,702)                    567,775
                                                                  ----------                 -----------
Net decrease in net assets resulting
 from operations .................................                  (698,786)                   (433,411)
                                                                  ----------                 -----------

TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares .................                   133,827                   8,041,081
Net asset value of shares issued to shareholders
 from reinvestment of dividends ..................                        --                         --
Cost of shares repurchased .......................                  (954,738)                 (2,991,470)
                                                                  ----------                 -----------
Net increase (decrease) in net assets resulting from
 transactions in shares of beneficial interest ...                  (820,911)                  5,049,611
                                                                  ----------                 -----------
NET INCREASE (DECREASE) IN NET ASSETS ............                (1,519,697)                  4,616,200

NET ASSETS:
Beginning of period ..............................                10,584,818                   5,968,618
                                                                  ----------                 -----------
End of period (undistributed net investment loss of
 $40,085 and $7,157) .............................                $9,065,121                 $10,584,818
                                                                  ==========                 ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              AUGUST 23, 1995
                                                       SIX MONTHS             YEAR           (COMMENCEMENT OF
                                                         ENDED               ENDED            OPERATIONS) TO
                                                     JUNE 30, 1997        DECEMBER 31,          DECEMBER 31,
                                                      (UNAUDITED)             1996                 1995
                                                      ------------        -----------         --------------
Net Asset Value, beginning of period .............      $10.14               $ 10.00               $ 10.00
                                                        ------               -------               -------
Income From Operations:
Net investment income (loss) .....................      (0.030)                0.010(+)              0.026
Net realized and unrealized gain (loss) ..........      (0.720)                0.130(+)(++)            --
                                                        ------               -------               -------
   Total from investment operations ..............      (0.750)                0.140                 0.026
                                                        ------               -------               -------
Less Distributions:
 From net investment income ......................         --                  --                   (0.026)
                                                        ------               -------               -------
   Total from distributions ......................         --                  --                   (0.026)
                                                        ------               -------               -------
Net Asset Value, end of period ...................      $ 9.39               $ 10.14               $ 10.00
                                                        ======               =======               =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ........      $9,065               $10,585               $ 5,969
Ratio of expenses to average net assets(A) .......       1.85%*                1.01%                    0%
Ratio of net investment income (loss) to
 average net assets ..............................     (0.68)%*                0.16%                 1.50%*
Total return .....................................     (7.40)%**               1.40%                 0.26%**

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had the expense fees agreement been in effect the entire period, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share ...........     $(0.030)              $(0.024)(+)           $(0.046)
Ratios:
Expenses to average net assets(A) ................       1.85%*                1.85%                 1.85%*
Net investment income (loss) to
 average net assets ..............................     (0.68)%*              (0.68)%               (0.35)%*

  *Annualized.
 **Not annualized.
  +The per share amounts were computed using a monthly average number of shares outstanding during the period.
 ++The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the investments in the Fund.
(A)Includes the Fund's share of Emerging Asian Markets Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Emerging Asian Markets Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in Emerging Asian Markets Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 81.7% at June 30, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund has approval to issue Class A and Class B shares as described more fully in the Fund's prospectus. No Class B shares have yet to be offered, therefore the information presented in these financial statements relates solely to Class A shares.

The following significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $660,368 which will expire December 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $21,687 from undistributed net investment loss, $30,198 to accumulated net realized loss of investments and $8,511 from paid-in-capital.

(2) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fees paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $14,593, for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $12,161, for the six months ended June 30, 1997.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $4,864, for the six months ended June 30, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the six months ended June 30, 1997 aggregated $133,837 and $998,247, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                            SIX MONTHS            YEAR
                               ENDED              ENDED
                           JUNE 30, 1997       DECEMBER 31,
                            (UNAUDITED)           1996
                           ------------       ------------
Shares sold ......            12,813              732,376
Shares issued to
 shareholders
 from reinvestment
 of dividends ....              --                   --
Shares repurchased           (91,412)            (285,360)
                              -----               -------
 Net increase
 (decrease) ......           (78,599)             447,016
                             =======              =======


(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice

The Fund has agreed to pay to LFBDS an expense fee, commencing July 1, 1996, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis exceed an agreed upon rate, currently 1.85% of average daily net assets.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS JUNE 30, 1997 (unaudited)

ISSUER/INDUSTRY                                SHARES                    VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- 74.0%
--------------------------------------------------------------------------------

INDONESIA - 19.1%
Bank International Indonesia
   Banking ..............................     153,000                 $  132,140
Bank International Indonesia-Warrants*
   Banking ..............................      11,112                      4,342
PT Astra International
   Automobile ...........................      85,000                    349,578
PT Bank Dagang Nasional Ind
   Banking ..............................     252,000                    178,779
PT Bank Dagang Nasional Ind-Warrants*
   Banking ..............................      36,000                     14,806
PT Bank Negara Indonesia
   Banking ..............................     198,500                    126,537
PT Darya Varia Laboratoria
   Consumer .............................      25,500                     30,676
PT Daya Guna Samudera
   Others ...............................      95,000                    170,934
PT Gudang Garam
   Consumer .............................      76,000                    318,816
PT HM Sampoerna
   Consumer .............................      13,000                     49,589
PT Ramayana Lestari Santosa
   Consumer .............................      25,500                     73,411
PT Semen Gresik
   Building Materials ...................      36,500                     81,812
PT Telecomunikasion
   Telecommunications ...................     360,000                    588,526
                                                                      ----------
                                                                       2,119,946
                                                                      ----------
MALAYSIA - 40.0%
ACP Industries Berhad
   Building Materials ...................      56,000                    221,870
ACP Industries Berhad-Warrants*
   Building Materials ...................      21,000                     20,800
Arab-Malaysian Merchant Bank-Warrants*
   Banking ..............................       3,000                      4,041
Arab-Malaysian Merchant Bank*
   Banking ..............................      30,000                     10,757
Berjaya Group Berhad
   Multi-Industry .......................      60,000                     73,693
Bright Packaging Industries Berhad
   Miscellaneous ........................       5,000                     27,734
Commerce Asset Holdings Berhad
   Banking ..............................      36,000                     94,849
Commerce Asset Holdings Berhad-Rights*
   Banking ..............................      11,700                        952
DCB Holdings Berhad
   Banking ..............................      21,000                     63,391
DNP Holdings Berhad
   Banking ..............................      30,000                     21,141
Edaran Otomobil Nasional Berhad
   Automobile ...........................       6,000                     51,109
Gamuda Berhad
   Construction/Engineering .............      26,499                     92,914
Gamuda Berhad-Warrants*
   Construction/Engineering .............       1,667                      1,882
Hong Leong Bank-Warrants*
   Property/Hotel .......................      78,578                     88,727
Jaya Tiasa
   Timber ...............................      14,000                     70,444
KFC Holdings Berhad
   Consumer .............................      35,360                    133,090
KFC Holdings Berhad-Warrants*
   Consumer .............................      32,000                     37,781
Konsortium Perkapalan Berhad
   Transport ............................      27,000                    159,390
Kuala Lumpur Kepong Berhad
   Plantations ..........................       4,000                      9,905
Lingkaran Trans Kota Holdings*
   Banking ..............................       8,000                     16,640
Magnum Corp. Berhad
   Leisure & Tourism ....................      32,000                     48,177
Malayan Banking Berhad
   Banking ..............................      47,000                    495,563
Malaysia Mining Corp.
   Construction/Engineering .............      80,000                     87,480
Malaysian International Shipping
   Transport ............................      13,000                     33,736
Malaysian Resources Corp.
   Property/Hotel .......................      56,000                    154,200
Multi-Purpose Holdings
   Others ...............................     133,000                    186,537
Oriental Holdings Berhad
   Automobile ...........................      14,000                    105,388
Perusahaan Otomobil Nasional
   Automobile ...........................      24,000                    112,203
Public Bank Berhad
   Banking ..............................      18,000                     28,098
Rashid Hussein Berhad
   Finance/Securities ...................      13,000                     82,409
Renong Berhad
   Others ...............................     104,000                    135,975
Renong Berhad-Warrants*
   Others ...............................       2,000                      1,054
Road Builder
   Construction/Engineering .............      20,000                     94,295
Sime Darby Berhad
   Property/Hotel .......................      64,000                    212,995
S P Setia Berhad
   Property/Hotel .......................      22,000                     72,781
Star Publications Malaysia
   Media ................................      79,000                    338,035
Systems Telekom Malaysia
   Media ................................      54,000                    252,456
Tan Chang Motor Holdings Berhad
   Automobile ...........................      81,000                    152,758
Tenaga Nasional Berhad
   Utilities ............................      86,000                    419,097
UMW Holdings Berhad
   Automobile ...........................       9,000                     42,433
UMW Holdings Berhad-Warrants*
   Automobile ...........................       3,000                      7,369
United Engineers Malaysia
   Construction/Engineering .............      26,040                    187,769
                                                                      ----------
                                                                       4,451,918
                                                                      ----------
PHILIPPINES - 11.1%
Ayala Land Inc. B
   Property .............................     189,375                    174,111
CN Solid Group Inc.
   Consumer .............................     356,000                     58,038
DMCI Holdings, Inc.*
   Construction .........................     263,000                     86,749
Manila Electric
   Utility ..............................      26,650                    131,350
Metro Bank & Trust
   Banking ..............................       8,357                    177,431
Metro Pacific Corp.
   Miscellaneous ........................     400,000                     86,442
Philippine Long Distance Telephone
   Telecommunications ...................       7,700                    249,602
Philippine National Bank
   Banking ..............................       9,594                     65,108
San Miquel Corp. B
   Multi-Industry .......................      31,900                     84,056
SM Prime Holdings
   Property .............................     397,000                    117,402
                                                                      ----------
                                                                       1,230,289
                                                                      ----------
THAILAND - 3.8%
Advanced Infomation Services
   Telecommunications ...................       8,500                     77,148
Bangkok Bank Co. Ltd.
   Banking ..............................      10,200                     72,916
Co-Generation Public Co.*
   Utilities ............................      25,200                     70,337
Electricity General
   Utilities .......... .................      30,000                     76,506
Ptt Exploration & Products
   Energy ...............................       7,800                    117,783
Siam Commercial Bank
   Banking ..............................         700                      2,980
Telecom Asia Local*
   Telecommunications ...................       1,200                      1,506
Thai Farmers Bank-Warrants*
   Banking ..............................       2,837                        889
                                                                     -----------
                                                                         420,065
                                                                     -----------
TOTAL COMMON STOCK
 (Identified Cost $7,799,624) ...........                            $ 8,222,218
                                                                     -----------

                                              PRINCIPAL
ISSUER/INDUSTRY                                AMOUNT                    VALUE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIXED INCOME - 0.5%
-------------------------------------------------------------------------------
AMMB
 5.00% due 1/13/02 ......................      30,000                     10,162
Multi-Purpose Holdings
 3.00% due 1/13/02 ......................     133,000                    44,790
                                                                     -----------
TOTAL FIXED INCOME
 (Identified Cost $65,612) ..............                                 54,952
                                                                     -----------
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 21.7%
-------------------------------------------------------------------------------
IBT Cash Sweep
 4.95% due 7/01/97 ......................                              1,205,015
Salomon Brothers Repurchase Agreement
 5.50% due 7/01/97, proceeds at
 maturity $1,205,199 (collateralized
 by $340,173 U.S. Treasury Note
 8.75% due 8/15/20
 $609,254 U.S. Treasury Note
 9.125% due 5/15/18
 $201,155 U.S. Treasury Note
 9.00% due 11/15/18 and
 $77,091 U.S. Treasury Bond
 7.50%, due 11/15/16) .........                                        1,205,015
                                                                     -----------
                                                                       2,410,030
                                                                     -----------
TOTAL INVESTMENTS
 (Identified Cost $10,275,266)       96.2%                            10,687,200
OTHER ASSETS
 LESS LIABILITIES .........           3.8                                420,378
                                    -----                            -----------
NET ASSETS ................         100.0%                           $11,107,578
                                    =====                            ===========

* Non-income producing

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Note 1A) (Identified Cost, $10,275,266) ......................               $10,687,200
Foreign currency, at value (Cost, $190,717) ........................................                   190,318
Receivable for securities sold .....................................................                   271,629
Dividends and interest receivable ..................................................                    28,979
                                                                                                   -----------
 Total assets ......................................................................                11,178,126
                                                                                                   -----------
LIABILITIES:
Payable for securities purchased ...................................................                    61,696
Payable to affiliates--Investment advisory fees (Note 2) ............................                    6,352
Accrued expenses and other liabilities .............................................                     2,500
                                                                                                   -----------
 Total liabilities .................................................................                    70,548
                                                                                                   -----------
NET ASSETS .........................................................................               $11,107,578
                                                                                                   ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ...........................................               $11,107,578
                                                                                                   ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $13,853) .................         $ 40,900
Interest ..............................................................           23,609
                                                                                --------
 Total investment income ..............................................                             $   64,509

EXPENSES:
Investment advisory fees (Note 2) .....................................           54,760
Administrative fees (Note 3) ..........................................            2,738
Expense fees (Note 6) .................................................            2,500
                                                                                --------
 Total expenses .......................................................           59,998
Less aggregate amount waived by Investment Adviser
 and Administrator (Notes 2 and 3) ....................................           (5,238)
                                                                                --------

Net expenses ..........................................................                                 54,760
                                                                                                    ----------
 Net investment income ................................................                                  9,749
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions ........................         (317,660)
Net realized loss on foreign currency exchange transactions ...........          (14,287)
                                                                                --------
 Net realized loss ....................................................                               (331,947)
                                                                                                    ----------
Unrealized appreciation (depreciation) of investments--
 Beginning of period ..................................................          849,761
 End of period ........................................................          411,934              (437,827)
                                                                                --------
Translation of other assets and liabilities denominated
 in foreign currencies--net ............................................                                   296
                                                                                                    ----------
 Net change in unrealized appreciation (depreciation) .................                               (437,531)
                                                                                                    ----------
 Net realized and unrealized loss on investments ......................                               (769,478)
                                                                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                             $ (759,729)
                                                                                                    ==========

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           SIX MONTHS
                                                                              ENDED
                                                                         JUNE 30, 1997          YEAR ENDED
                                                                          (UNAUDITED)        DECEMBER 31, 1996
                                                                         --------------       ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...........................................        $     9,749           $    65,403
Net realized loss on investments and foreign exchange transactions          (331,947)           (1,026,487)
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency exchange ...................           (437,531)              562,925
                                                                         -----------           -----------
 Net Decrease in net assets resulting from operations ...........           (759,729)             (398,159)
                                                                         -----------           -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions .....................................          1,524,325             8,854,217
Value of withdrawals ............................................         (1,049,778)           (3,026,771)
                                                                         -----------           -----------
 Net increase in net assets from capital transactions ...........            474,547             5,827,446
                                                                         -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS: ..........................           (285,182)            5,429,287
NET ASSETS:
Beginning of period .............................................         11,392,760             5,963,473
                                                                         -----------           -----------
End of period ...................................................        $11,107,578           $11,392,760
                                                                         ===========           ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SIX MONTHS                                   AUGUST 23, 1995
                                                  ENDED                                     (COMMENCEMENT OF
                                              JUNE 30, 1997            YEAR ENDED            OPERATIONS) TO
                                               (UNAUDITED)         DECEMBER 31, 1996        DECEMBER 31, 1995
                                             ---------------        ---------------         -----------------
RATIOS / SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)        $11,108                 $11,393                $5,963
Ratio of expenses to average net assets ..         1.00%*                  0.56%                    0%
Ratio of net investment income to
 average net assets ......................         0.18%*                  0.60%                 1.53%*
Portfolio turnover .......................           26%                     73%                    0%
Average commission rate per share (A) ....       $0.014                   $0.019                   N/A
   Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:
   Ratios:
Expenses to average net assets ...........         1.10%*                  1.06%                 1.05%*
Net investment income to average net assets        0.08%*                  0.10%                 0.48%*
 * Annualized
(A)The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Emerging Asian Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME AND OTHER TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $54,760, of which $2,500 was voluntarily waived, for the six months ended June 30, 1997. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $2,738, all of which was voluntarily waived, for the six months ended June 30, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term investments, aggre-gated $2,549,682 and $5,263,624, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost .....................    $10,275,266
                                        ===========
Gross unrealized appreciation ......    $ 1,005,300
Gross unrealized depreciation ......       (593,366)
                                        -----------
Net unrealized appreciation ........    $   411,934
                                        ===========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, currently 1.00% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit for the six months ended June 30, 1997 the commitment fee allocated to the Portfolio was $24. Since the line of credit was established, there have been no borrowings.

----------------------------------------
 SHAREHOLDER
 SERVICING AGENTS
----------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

[logo]  LANDMARK
        FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund